UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period:	October 31, 2016

Item 1. Schedule of Investments:

Putnam Growth Opportunities Fund

The fund's portfolio
10/31/16 (Unaudited)

COMMON STOCKS (97.5%)(a)
			Shares	Value

Aerospace and defense (3.7%)

General Dynamics Corp.			326,300	$49,186,462

Northrop Grumman Corp.			392,952	89,986,008

				139,172,470
Auto components (—%)

Adient PLC (Ireland)(NON)			5	228

				228
Banks (1.7%)

Bank of America Corp.			2,684,719	44,297,864

First Republic Bank			244,321	18,184,812

				62,482,676
Beverages (3.8%)

Anheuser-Busch InBev SA/NV ADR (Belgium)			334,400	38,619,856

Constellation Brands, Inc. Class A			156,100	26,087,432

Monster Beverage Corp.(NON)			168,585	24,333,559

PepsiCo, Inc.			477,300	51,166,560

				140,207,407
Biotechnology (5.5%)

Amgen, Inc.			162,200	22,896,152

Biogen, Inc.(NON)			191,800	53,738,524

BioMarin Pharmaceutical, Inc.(NON)			125,300	10,089,156

Celgene Corp.(NON)			884,199	90,347,454

Gilead Sciences, Inc.			230,354	16,960,965

Vertex Pharmaceuticals, Inc.(NON)			138,000	10,468,680

				204,500,931
Building products (2.6%)

Johnson Controls International PLC			2,404,740	96,959,117

				96,959,117
Capital markets (1.8%)

Charles Schwab Corp. (The)			942,600	29,880,420

KKR & Co. LP			1,212,900	17,211,051

Morgan Stanley			568,500	19,084,545

				66,176,016
Chemicals (2.5%)

Albemarle Corp.			367,400	30,696,270

Sherwin-Williams Co. (The)			112,547	27,558,258

Symrise AG (Germany)			488,580	33,526,540

				91,781,068
Consumer finance (0.9%)

Oportun Financial Corp. (acquired 6/23/15, cost $1,923,622) (Private)(F)(RES)(NON)			674,955	1,731,260

Synchrony Financial			1,117,900	31,960,761

				33,692,021
Containers and packaging (1.0%)

Ball Corp.			254,700	19,629,729

RPC Group PLC (United Kingdom)			1,520,000	17,637,360

				37,267,089
Distributors (0.6%)

LKQ Corp.(NON)			680,700	21,972,996

				21,972,996
Diversified telecommunication services (0.3%)

Zayo Group Holdings, Inc.(NON)			350,800	11,288,744

				11,288,744
Energy equipment and services (0.3%)

Halliburton Co.			240,900	11,081,400

				11,081,400
Equity real estate investment trusts (REITs) (1.4%)

American Tower Corp.			223,273	26,165,363

Gaming and Leisure Properties, Inc.			757,100	24,855,593

				51,020,956
Food and staples retail (2.4%)

Costco Wholesale Corp.			136,600	20,199,042

Walgreens Boots Alliance, Inc.			858,600	71,031,978

				91,231,020
Food products (0.2%)

Mead Johnson Nutrition Co.			95,200	7,118,104

				7,118,104
Health-care equipment and supplies (5.7%)

Becton Dickinson and Co.			248,200	41,675,262

C.R. Bard, Inc.			231,500	50,161,420

Cooper Cos., Inc. (The)			136,400	24,011,856

Danaher Corp.			711,433	55,883,062

Edwards Lifesciences Corp.(NON)			103,400	9,845,748

Intuitive Surgical, Inc.(NON)			44,900	30,176,392

				211,753,740
Hotels, restaurants, and leisure (1.5%)

Chipotle Mexican Grill, Inc.(NON)(S)			56,000	20,202,560

Hilton Worldwide Holdings, Inc.			219,092	4,951,479

Lindblad Expeditions Holdings, Inc.(NON)			238,590	1,954,052

Restaurant Brands International, Inc. (Canada)(S)			200,812	8,930,110

Yum! Brands, Inc.			211,800	18,274,104

				54,312,305
Household products (0.6%)

Colgate-Palmolive Co.			311,400	22,221,504

				22,221,504
Industrial conglomerates (0.9%)

Honeywell International, Inc.			321,475	35,259,378

				35,259,378
Insurance (0.3%)

Prudential PLC (United Kingdom)			762,819	12,460,106

				12,460,106
Internet and direct marketing retail (7.6%)

Amazon.com, Inc.(NON)			288,750	228,060,525

Ctrip.com International, Ltd. ADR (China)(NON)(S)			173,500	7,660,025

Delivery Hero Holding GmbH (acquired 6/12/15, cost $7,709,703) (Private) (Germany)(F)(RES)(NON)			1,001	6,768,257

FabFurnish GmbH (acquired 8/2/13, cost $194) (Private) (Brazil)(F)(RES)(NON)			292	240

Global Fashion Group SA (acquired 8/2/13, cost $9,654,255) (Private) (Brazil)(F)(RES)(NON)			227,896	1,611,221

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $194) (Private) (Brazil)(F)(RES)(NON)			146	120

New Middle East Other Assets GmbH (acquired 8/2/13, cost $78) (Private) (Brazil)(F)(RES)(NON)			59	49

Priceline Group, Inc. (The)(NON)			27,247	40,168,345

				284,268,782
Internet software and services (12.2%)

Alibaba Group Holding, Ltd. ADR (China)(NON)(S)			360,399	36,648,974

Alphabet, Inc. Class C(NON)			282,500	221,632,550

Facebook, Inc. Class A(NON)			1,309,681	171,555,114

Shopify, Inc. Class A (Canada)(NON)			496,100	20,563,345

Tencent Holdings, Ltd. (China)			381,300	10,096,724

				460,496,707
IT Services (5.6%)

Fidelity National Information Services, Inc.			532,300	39,347,616

Visa, Inc. Class A			2,077,800	171,439,278

				210,786,894
Life sciences tools and services (1.7%)

Agilent Technologies, Inc.			1,447,100	63,050,147

				63,050,147
Machinery (0.5%)

Fortive Corp.			375,016	19,144,567

				19,144,567
Media (2.4%)

DISH Network Corp. Class A(NON)			198,700	11,635,872

Live Nation Entertainment, Inc.(NON)			1,418,596	39,252,551

Time Warner, Inc.			127,500	11,346,225

Walt Disney Co. (The)			304,900	28,261,181

				90,495,829
Oil, gas, and consumable fuels (2.8%)

Anadarko Petroleum Corp.			518,400	30,813,696

EnVen Energy Corp. 144A(F)(NON)			415,000	3,527,500

EOG Resources, Inc.			352,800	31,900,176

Gulfport Energy Corp.(NON)			362,800	8,747,108

Pioneer Natural Resources Co.			158,600	28,392,572

				103,381,052
Personal products (0.6%)

Edgewell Personal Care Co.(NON)			309,700	23,351,380

				23,351,380
Pharmaceuticals (2.7%)

Allergan PLC(NON)			247,507	51,714,113

Bristol-Myers Squibb Co.			457,000	23,265,870

Eli Lilly & Co.			230,000	16,983,200

Jazz Pharmaceuticals PLC(NON)			92,551	10,131,558

				102,094,741
Professional services (0.5%)

Equifax, Inc.			146,600	18,174,002

				18,174,002
Road and rail (2.2%)

Union Pacific Corp.			942,502	83,109,826

				83,109,826
Semiconductors and semiconductor equipment (3.8%)

Applied Materials, Inc.			680,400	19,786,032

Broadcom, Ltd.			255,100	43,438,428

Micron Technology, Inc.(NON)			1,818,100	31,198,596

Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)			1,235,500	38,424,050

Xilinx, Inc.			150,100	7,635,587

				140,482,693
Software (8.3%)

Adobe Systems, Inc.(NON)			429,900	46,218,549

Electronic Arts, Inc.(NON)			619,400	48,635,288

Microsoft Corp.			2,549,300	152,754,056

salesforce.com, Inc.(NON)			553,829	41,625,788

ServiceNow, Inc.(NON)			217,900	19,155,589

				308,389,270
Specialty retail (3.7%)

Home Depot, Inc. (The)			637,711	77,807,119

TJX Cos., Inc. (The)			561,200	41,388,500

Ulta Salon, Cosmetics & Fragrance, Inc.(NON)			72,300	17,593,482

				136,789,101
Technology hardware, storage, and peripherals (3.7%)

Apple, Inc.			1,220,177	138,538,897

				138,538,897
Textiles, apparel, and luxury goods (0.9%)

NIKE, Inc. Class B			650,700	32,652,126

				32,652,126
Wireless telecommunication services (0.6%)

T-Mobile US, Inc.(NON)			488,000	24,268,240

				24,268,240

Total common stocks (cost $3,057,488,212)				$3,641,433,530

CONVERTIBLE PREFERRED STOCKS (0.9%)(a)
			Shares	Value

Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost $5,253) (Private)(F)(RES)(NON)			1,843	$4,727

Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost $100,457) (Private)(F)(RES)(NON)			31,891	90,411

Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost $235,942) (Private)(F)(RES)(NON)			46,354	212,348

Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost $342,236) (Private)(F)(RES)(NON)			67,237	308,013

Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost $191,914) (Private)(F)(RES)(NON)			34,957	172,723

Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost $579,325) (Private)(F)(RES)(NON)			75,433	521,393

Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost $1,624,930) (Private)(F)(RES)(NON)			570,151	1,462,437

Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost $2,054,710) (Private)(F)(RES)(NON)			720,951	1,849,239

Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost $6,422,373) (Private)(F)(RES)(NON)			2,255,601	5,780,135

Uber Technologies, Inc. Ser. E, 8.00% cv. pfd. (acquired 2/18/15, cost $19,183,494) (Private)(F)(RES)(NON)			567,268	24,900,115

Total convertible preferred stocks (cost $30,740,634)				$35,301,541

WARRANTS (—%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

Citigroup, Inc.	1/4/19	$106.10	200,830	$7,029

EnVen Energy Corp. 144A(F)	11/6/20	12.50	415,000	42

EnVen Energy Corp. 144A(F)	11/6/20	15.00	415,000	42

Neuralstem, Inc. Ser. J (acquired 1/3/14, cost $—)(F)(RES)	1/3/19	3.64	82,533	—

Total warrants (cost $198,863)				$7,113

SHORT-TERM INVESTMENTS (2.5%)(a)
			Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.74%(AFF)(d)		Shares	65,385,344	$65,385,344

Putnam Short Term Investment Fund 0.50%(AFF)		Shares	27,054,694	27,054,694

State Street Institutional Liquid Reserves Fund Trust Class 0.38%(P)		Shares	310,000	310,000

U.S. Treasury Bills 0.178%, 12/1/16(SEG)			$2,032,000	2,031,707

U.S. Treasury Bills 0.150%, 11/25/16			140,000	139,986

U.S. Treasury Bills 0.272%, 11/17/16(SEG)			78,000	77,994

U.S. Treasury Bills 0.281%, 11/10/16(SEG)			126,000	125,996

Total short-term investments (cost $95,125,708)				$95,125,721

TOTAL INVESTMENTS

Total investments (cost $3,183,553,417)(b)				$3,771,867,905

FORWARD CURRENCY CONTRACTS at 10/31/16 (aggregate face value $103,919,857) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	British Pound	Sell	12/21/16	$28,153,887	$28,249,169	$95,282
JPMorgan Chase Bank N.A.
	Euro	Sell	12/21/16	72,698,919	72,244,784	(454,135)
State Street Bank and Trust Co.
	Euro	Sell	12/21/16	1,542,705	1,568,941	26,236
UBS AG
	Euro	Sell	12/21/16	1,817,536	1,856,963	39,427

Total						$(293,190)

FUTURES CONTRACTS OUTSTANDING at 10/31/16 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

NASDAQ 100 Index E-Mini (Long)	152	$14,582,120	Dec-16	$(42,614)

Total				$(42,614)

Key to holding's abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2016 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $3,733,885,263.
(b)	The aggregate identified cost on a tax basis is $3,184,768,197, resulting in gross unrealized appreciation and depreciation of $688,501,500 and $101,401,792, respectively, or net unrealized appreciation of $587,099,708.
(NON)	This security is non-income-producing.
(RES)	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $45,412,688, or 1.2% of net assets.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period

	Putnam Cash Collateral Pool, LLC **	$—	$99,114,648	$33,729,304	$7,449	$65,385,344
	Putnam Short Term Investment Fund ****	3,466,277	64,317,712	40,729,295	21,243	27,054,694
	Totals	$3,466,277	$163,432,360	$74,458,599	$28,692	$92,440,038
** No management fees are charged to Putnam Cash Collateral Pool, LLC.
**** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
(d)	Affiliated company. The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund's agent; the fund will bear the risk of loss with respect to the investment of the cash collateral.
The fund received cash collateral of $65,385,344, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $63,601,669.
(F)	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities' valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $351,737 to cover certain derivative contracts and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.

Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund's assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin".
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund's custodian and identified in the fund's portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund's net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund's net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty's long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund's counterparties to elect early termination could impact the fund's future derivative activity.
At the close of the reporting period, the fund had a net liability position of $454,135 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$612,111,480	$—	$8,379,887
Consumer staples	284,129,415	—	—
Energy	110,934,952	3,527,500	—
Financials	173,079,559	—	1,731,260
Health care	581,399,559	—	—
Industrials	391,819,360	—	—
Information technology	1,248,597,737	10,096,724	—
Materials	129,048,157	—	—
Real estate	51,020,956	—	—
Telecommunication services	35,556,984	—	—
Total common stocks	3,617,698,159	13,624,224	10,111,147
Convertible preferred stocks	—	—	35,301,541
Warrants	7,029	84	—
Short-term investments	27,364,694	67,761,027	—

Totals by level	$3,645,069,882	$81,385,335	$45,412,688

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(293,190)	$—
Futures contracts	(42,614)	—	—

Totals by level	$(42,614)	$(293,190)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in the Security valuation note above), did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.
The following is a reconciliation of Level 3 assets as of the close of the reporting period:

Investments in securities:	Balance as of July 31, 2016	Accrued discounts/ premiums	Realized gain/(loss)	Change in net unrealized appreciation/ (depreciation) #	Cost of purchases	Proceeds from sales	Total transfers into Level 3 †	Total transfers out of Level 3 †	Balance as of October 31, 2016
Common stocks*:
Consumer discretionary	$873,176	$—	$—	$(8,476,891)	$15,983,602	$—	$—	$—	$8,379,887
Financials	—	—	—	(192,362)	1,923,622	—	—	—	1,731,260
Total common stocks	$873,176	$—	$—	$(8,669,253)	$17,907,224	$—	$—	$—	$10,111,147
Convertible preferred stocks	$—	—	—	4,560,907	30,740,634	—	—	—	$35,301,541
Totals	$873,176	$—	$—	$(4,108,346)	$48,647,858	$—	$—	$—	$45,412,688

* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund's net assets measured as of the end of the period.
# Includes $(4,108,346) related to Level 3 securities still held at period end.
The table below represents quantitative information on internally priced Level 3 securities that were valued using unobservable inputs. The table excludes securities with valuations provided by a broker.

Description	Fair Value	Valuation Techniques	Unobservable Input	Range of unobservable inputs (Weighted Average)	Impact to Valuation from an Increase in Input (1)

Private equity	$6,768,257	Market transaction price	Transaction price	$7,687.97	Increase
			Liquidity discount	10%	Decrease

Private equity	$37,032,801	Market transaction price	Liquidity discount	10%	Decrease

Private equity	$409	Market transaction price	Liquidity discount	25%	Decrease

Private equity	$1,611,221	Comparable multiples	EV/sales multiple	0.7x-3.2x (1.88x)	Increase
			Liquidity discount	25%	Decrease
			Uncertainty discount	50%	Decrease

(1) Expected directional change in fair value that would result from an increase in the unobservable input.
Fair Value of Derivative Instruments as of the close of the reporting period
	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Fair value	Fair value
Foreign exchange contracts	$160,945	$454,135
Equity contracts	7,113	42,614

Total	$168,058	$496,749

The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)		100
Forward currency contracts (contract amount)		$82,300,000
Warrants (number of warrants)		920,000

	The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions, if applicable, see note "(d)" above, and for borrowing transactions associated with securities sold short, if applicable, see the "Short sales of securities" note above.

		Bank of America N.A.	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	Total

	Assets:
	Futures contracts§	$—	$—	$—	$—	$—	$—
	Forward currency contracts#	95,282	—	—	26,236	39,427	160,945

	Total Assets	$95,282	$—	$—	$26,236	$39,427	$160,945

	Liabilities:
	Futures contracts§	$—	$—	$19,984	$—	$—	$19,984
	Forward currency contracts#	—	454,135	—	—	—	454,135

	Total Liabilities	$—	$454,135	$19,984	$—	$—	$474,119

	Total Financial and Derivative Net Assets	$95,282	$(454,135)	$(19,984)	$26,236	$39,427	$(313,174)
	Total collateral received (pledged)##†	$95,282	$90,000	$—	$—	$—
	Net amount	$—	$(544,135)	$(19,984)	$26,236	$39,427

†	Additional collateral may be required from certain brokers based on individual agreements.

#	Covered by master netting agreement.

##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§	Includes current day's variation margin only, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund's portfolio.

	For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer Date: December 27, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer Date: December 27, 2016